                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                CURRENT REPORT UNDER SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report                                              Commission File No.


May 24, 1996                                                0-18049
- - --------------                                              -------------------



                           NEROX ENERGY CORPORATION
- - -------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


               Nevada                                     911317131
- - ----------------------------------------                  ---------------------
(State of incorporation or organization)                  (I.R.S. employer
                                                          identification no.)



846 West Foothill Blvd., Suite "Y", Upland, CA            91786-3770
- - ----------------------------------------------            ---------------------
(Address of principal executive offices)                  (Zip Code)

(909) 981-3217
- - ----------------------------------------------
(Registrant's telephone Number)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         No Change.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         No Change.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         No Change.

ITEM 5.  OTHER EVENTS

         SALE OF PREFERRED STOCK: See Exhibit A attached hereto and
         -----------------------
         incorporated herein by this reference.

         AMENDMENT OF ARTICLES OF INCORPORATION (ARTICLE FOUR)
         -----------------------------------------------------

         Article Four of the Articles of Incorporation of Nerox Energy Corporation have been amended as follows:

         ARTICLE FOUR
         ------------

         The total number of voting common stock authorized that may be issued by the corporation is 2,500,000 shares of common stock having $.02 par value; and 200,000 Preferred convertible, after one year, non-voting shares. Said shares without nominal or par value may be issued by the corporation from time to time for such considerations as may be fixed from time to time by the Board of Directors.

         A copy of the Notice and Minutes of the Board of Directors of Nerox Energy Corporation authorizing the Amendment are attached hereto as Exhibit B and are incorporated herein by this reference.

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ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         No. Change.
         The Registrant presently has the following directors:

             Director               *Nerox Shares Owned Or In
             --------               -----------------------------
                                    The Process of Being Acquired
                                    -----------------------------

         1   Nicholas E. Ross                   307,219
         2.  William D. Artus                     4,900
         3.  Joe Brock                            1,616
         4.  Jack Utter                             -0-

         *The referenced shares reflect the current amount of shares owned based on a reverse stock split of one for 35.714 effective June 22, 1995.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         NOT APPLICABLE.

ITEM 8.  CHANGE IN FISCAL YEAR

         NO CHANGE.

                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                         NEROX ENERGY CORPORATION


Date: May 30, 1996                  By:  /s/ NICHOLAS E. ROSS
                                         -----------------------------------
                                         Nicholas E. Ross
                                         President and Chairman of the Board

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                                   EXHIBIT A
                                   ---------
                            SALE OF PREFERRED STOCK
                            -----------------------


Purchaser's Name               Stock Purchased   Stock #   Amt. Paid   Date of Purchase
- - ----------------------------   ---------------   -------   ---------   ----------------

The Brotzman Family Trust      3,571 shares      NX007      $ 25,000   11-27-95
The Wallace Family Trust       14,285 shares     NX001      $100,000   10-26-95
Paul F. Schroff                1,428 shares      NX006      $ 10,000   10-12-95
George M. Peterson             1,428 shares      NX005      $ 10,000   10-04-95
W. Duane Albert
          Qualified Plan       14,285 shares     NX004      $100,000   10-27-95
Larson Family Trust            14,285 shares     NX003      $100,000   10-30-95
Robert O. Jones                14,285 shares     NX002      $100,000   10-01-95
Sally Zutter                   3,571 shares      NX009      $ 25,000   04-12-95
LKL Trust                      3,571 shares      NX008      $ 25,000   11-10-95

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